                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-6475
                 ----------------------------------------------

                       Strategic Global Income Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Keith A. Weller, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                              Jack W. Murphy, Esq.
                           Dechert 1775 I Street, N.W.
                            Washington, DC 20006-2401


        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: November 30

Date of reporting period:  May 31, 2004

ITEM 1.  REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

STRATEGIC GLOBAL INCOME FUND, INC.
SEMIANNUAL REPORT
MAY 31, 2004

STRATEGIC GLOBAL INCOME FUND, INC.


July 15, 2004

DEAR SHAREHOLDER,

We present you with the semiannual report for Strategic Global Income Fund, Inc. for the six months ended May 31, 2004.

PERFORMANCE

Over the six months ended May 31, 2004, Strategic Global Income Fund, Inc. (the "Fund") returned 1.55% on a net asset value basis, compared wth the median return of 1.48% generated by the Lipper Global Income Funds closed-end fund peer group. On a market price basis, the Fund declined 9.01% over the six-month period, versus a market price decline of 5.88% for the Lipper median. (For more on the Fund's performance, please refer to "Performance At A Glance" on page 5.) Over the period, the Fund did not use leverage. Leverage magnifies returns on the upside and on the downside, creating wider dispersions of returns within the Fund's peer group.

SGL traded at a discount to NAV at the end of June. This discount was narrower than the average of the funds in its Lipper peer group.

A Fund trades at a discount when the market price at which its shares trade is less than its net asset value (NAV). Alternately, a fund trades at a premium when the market price at which its shares trade is more than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund's securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

AN INTERVIEW WITH PORTFOLIO MANAGER UWE SCHILLHORN

Q.  CAN YOU DESCRIBE THE GLOBAL ECONOMIC ENVIRONMENT DURING THE PERIOD?

A. Developed bond markets, as measured by the Citigroup World Government Bond Index (or WGBI), returned 2.18% on an unhedged basis, and 1.29% on a currency hedged basis measured in US dollars. Emerging markets debt, as

[SIDENOTE]

STRATEGIC GLOBAL INCOME FUND, INC.

INVESTMENT GOALS:

Primarily, high current income; secondarily, capital appreciation.

PORTFOLIO MANAGER:

Portfolio Management Team, including Uwe Schillhorn

UBS Global Asset Management (US) Inc.

COMMENCEMENT:

February 3, 1992

NYSE SYMBOL:

SGL

DIVIDEND PAYMENTS:

Monthly
    measured by the JP Morgan Emerging Market Bond Index--Global (EMBI--G), declined 0.86% during the same period. The EMBI--G consists of dollar-denominated securities.

    Overall, the global economy continued to expand during the period. In the US, fourth quarter 2003 gross domestic product (GDP) was a solid 4.1%, while first quarter 2004 GDP came in at 3.9%. Strong consumer, business and government spending continued to propel the economy forward. After several quarters of disappointing employment data, the labor market posted higher-than-expected gains in March, April and May 2004, as nearly one million new jobs were created during that three-month time span.

    Overseas, the Asian economies produced impressive gains. China's economy continued to expand rapidly. As reported in THE ECONOMIST (May 2004), from 2001 through 2003, China accounted for one-third of the world's total economic growth--twice as much as the US. The Chinese government is now taking steps to slow the pace of growth to ward off inflation. In Japan, the economy expanded at a surprisingly high rate in the fourth quarter of 2003, and advanced at a solid, although more modest pace, during the first quarter of 2004.

    There were a number of other factors that helped the emerging market economies produce solid growth, especially high commodity and oil prices, as well as solid export and domestic demand for goods and services. Strong growth, however, eluded the Eurozone, which lagged the rest of world. Its economy grew only 0.3% during the fourth quarter 2003, followed by an estimated 0.4% in the first quarter 2004.

Q.  HOW DID YOU POSITION THE PORTFOLIO DURING THE SIX-MONTH PERIOD?

A. As the period began, the Fund's modified duration was 4.74%. Higher quality government securities were concentrated in Europe, while lower-rated credits were in US dollar-denominated securities. The Fund's emerging markets debt exposure was composed primarily of holdings in Russia and Brazil, and in investment grade credits in Mexico, and Trinidad and Tobago.

    During the first quarter of 2004, we adjusted the Fund's duration down slightly. Overall, with global bond yields at historically low levels, we believed the risk/reward of taking a longer duration stance was not appropriate. Following the release of the strong US labor market data, we took advantage of the sharp selloff in bonds to reduce the Fund's duration as valuations moved closer to our estimate of fair value.

    Throughout much of the reporting period, the emerging markets debt portion of the Fund's portfolio continued to have a sizable weighting in higher-rated Mexican and Russian credits, and to lower-rated securities in countries such as Argentina, Brazil and Colombia.

Q.  WHAT OTHER STRATEGIC TRANSACTIONS OCCURRED OVER THE REPORTING PERIOD?

A. We also built up a position in collateralized Brady bonds, which are issued by the governments of developing countries. Named after former US Treasury Secretary Nicholas Brady, these bonds are some of the most liquid emerging markets securities. The difference in yields versus US Treasuries, or the "spread," for Brady Bonds was higher than those for noncollateralized bonds with similar durations. We believed this was a more efficient strategy than buying US Treasury bonds and non-collateralized emerging markets bonds separately.

Q.  WHAT WAS YOUR CURRENCY STRATEGY DURING THE PERIOD?

A. Overall, approximately 62% of our holdings were in US dollars, roughly 30% in euros, and 7% in the yen; however, these allocations may have fluctuated over the period. The euro slightly appreciated against the USD, and the Japanese yen was flat (although it experienced some fairly high levels of volatility).

Q.  WHAT HOLDINGS GENERATED STRONG RESULTS OVER THE PERIOD?

A. The Fund's European fixed income securities generated strong results when yields in Europe rose less than those in the US, and returns were further enhanced through some currency appreciation. The Fund's investments in shorter-term collateralized mortgage backed securities and asset-backed securities also produced strong results.

Q.  WERE THERE ANY PARTICULAR STRATEGIES THAT DIDN'T WORK WELL FOR THE FUND?

A. Investments in emerging markets and in BBB-rated corporate bonds suffered from substantial spread widening. Also, our holdings in Japan didn't work well, despite their short duration due to low interest rates. In addition, the yen didn't substantially appreciate against the US dollar.

Q. WHAT IS YOUR OUTLOOK FOR THE GLOBAL ECONOMY AND THE FIXED INCOME MARKETS IN THE COMING MONTHS?

A. We believe the current market environment requires a disciplined investment philosophy which will take risks in the market where they will likely be appropriately rewarded. Volatility in developed markets is being driven by the latest economic and geopolitical news releases. Until there is further clarity, yields are likely to remain in a fairly tight range. As such, we have tried to position the portfolio to capitalize on either a stable or a rising interest rate environment.

    We do not expect spreads to tighten significantly from their current levels in the emerging debt markets. The improving macroeconomic picture for many emerging markets appears to have already been factored into the price of their securities.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on UBS Funds,* please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,

/s/ Joseph A. Varnas                     /s/ Uwe Schillhorn

JOSEPH A. VARNAS                         UWE SCHILLHORN
PRESIDENT                                PORTFOLIO MANAGEMENT TEAM MEMBER
Strategic Global Income Fund, Inc.       Strategic Global Income Fund, Inc.
MANAGING DIRECTOR                        DIRECTOR
UBS Global Asset Management (US) Inc.    UBS Global Asset Management (US) Inc.


* Mutual funds are sold by prospectus only. The prospectus for a fund contains more complete information regarding investment objectives, risks, charges and expenses, and should be read carefully before investing.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended May 31, 2004, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances, and they do not guarantee the future performance of the markets or the Fund. We encourage you to consult your financial advisor regarding your personal investment program.

STRATEGIC GLOBAL INCOME FUND, INC.

PERFORMANCE AT A GLANCE (UNAUDITED)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 5/31/04

                                         6 MONTHS    1 YEAR    5 YEARS   10 YEARS
---------------------------------------------------------------------------------
NET ASSET VALUE RETURNS*

Strategic Global Income Fund, Inc.         1.55%      3.10%      9.62%      8.77%
Lipper Global Income Funds Median**        1.48       3.95       8.36       8.01

MARKET PRICE RETURNS*

Strategic Global Income Fund, Inc.        -9.01%     -5.58%     13.32%     10.83%
Lipper Global Income Funds Median**       -5.88       6.08      12.72      10.04

* Past performance does not predict future performance. The return and value of an investment will fluctuate, so that an investor's shares, when sold, may be worth more or less than their original cost. NAV return assumes, for illustration only, that distributions were reinvested at the net asset value on the distribution dates. Market returns assume that distributions are reinvested at prices according to the dividend reinvestment plan. NAV and market price returns for periods of one year or less have not been annualized. Returns do not reflect taxes paid on dividends/distributions or brokerage commissions and taxes paid on the sale of shares.

** Lipper closed-end fund peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

STRATEGIC GLOBAL INCOME FUND, INC.

Portfolio of Investments -- May 31, 2004 (unaudited)

 PRINCIPAL
   AMOUNT                                               MATURITY       INTEREST
   (000)                                                 DATES           RATES           VALUE
--------------------------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES--97.78%

   ARGENTINA--2.07%
$      7,300   Republic of Argentina                    08/03/12         1.234%+    $    4,730,400
--------------------------------------------------------------------------------------------------

   AUSTRALIA--4.13%
AUD   11,800   Government of Australia                  08/15/08         8.750           9,429,043
--------------------------------------------------------------------------------------------------

   BAHAMAS--0.53%
$      1,270   Odebrecht Overseas Ltd., 144A            02/25/09        11.500           1,219,200
--------------------------------------------------------------------------------------------------

   BRAZIL--5.57%
       1,170   Braskem S.A., 144A                       01/22/14        11.750           1,023,750
         170   Braskem S.A., 144A                       11/05/08        12.500             161,500
         122   Federal Republic of Brazil               04/15/06         2.063             119,016
       1,647   Federal Republic of Brazil               04/15/12         2.125           1,354,706
         750   Federal Republic of Brazil               07/26/07        11.250             787,500
         797   Federal Republic of Brazil, C            04/15/14         8.000             711,755
       6,588   Federal Republic of Brazil, DCB          04/15/12         2.125+          5,410,591
       4,100   Federal Republic of Brazil, PAR          04/15/24         6.000++         3,126,250
--------------------------------------------------------------------------------------------------
                                                                                        12,695,068
--------------------------------------------------------------------------------------------------

   BULGARIA--1.52%
       3,000   Republic of Bulgaria, Series A           07/28/24         2.000+          2,996,250
         420   Republic of Bulgaria                     01/15/15         8.250             471,450
--------------------------------------------------------------------------------------------------
                                                                                         3,467,700
--------------------------------------------------------------------------------------------------

   CANADA--3.69%
CAD    1,000   Government of Canada                     12/01/05         3.000             734,144
       2,700   Government of Canada                     06/01/13         5.250           2,046,796
       6,950   Government of Canada                     06/01/07         7.250           5,624,884
--------------------------------------------------------------------------------------------------
                                                                                         8,405,824
--------------------------------------------------------------------------------------------------

   COLOMBIA--2.18%
$      3,636   Republic of Colombia                     04/09/11         9.750           4,036,254
         210   Republic of Colombia                     01/28/33        10.375             195,825
         700   Republic of Colombia                     07/09/10        10.500             735,000
--------------------------------------------------------------------------------------------------
                                                                                         4,967,079
--------------------------------------------------------------------------------------------------

   DENMARK--4.69%
DKK   35,000   Kingdom of Denmark                       08/15/05         5.000           5,915,072
      26,250   Kingdom of Denmark                       11/15/11         6.000           4,791,987
--------------------------------------------------------------------------------------------------
                                                                                        10,707,059
--------------------------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                               MATURITY       INTEREST
   (000)                                                 DATES          RATES            VALUE
--------------------------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES--(CONTINUED)

   ECUADOR--1.63%
$      4,390   Republic of Ecuador                      08/15/30         7.000%++   $    3,073,000
         730   Republic of Ecuador                      11/15/12        12.000             657,000
--------------------------------------------------------------------------------------------------
                                                                                         3,730,000
--------------------------------------------------------------------------------------------------

   FINLAND--1.33%
EUR    2,350   Government of Finland                    07/04/07         5.000           3,032,727
--------------------------------------------------------------------------------------------------

   FRANCE--7.15%
EUR    2,500   Republic of France                       04/25/13         4.000           2,999,392
       2,050   Republic of France                       04/25/19         4.250           2,380,773
       8,700   Republic of France                       07/12/05         5.000          10,935,216
--------------------------------------------------------------------------------------------------
                                                                                        16,315,381
--------------------------------------------------------------------------------------------------

   GERMANY--11.38%
EUR    1,100   Bundesrepublik Deutschland               06/20/16         6.000           1,531,135
       1,905   Bundesrepublik Deutschland               01/04/24         6.250           2,728,260
       4,000   Bundesrepublik Deutschland               01/05/06         6.000           5,147,129
       5,100   Federal Republic of Germany              04/17/09         3.250           6,148,730
       3,500   Federal Republic of Germany              07/04/11         5.000           4,537,251
       4,600   Federal Republic of Germany              05/12/05         6.875           5,855,787
--------------------------------------------------------------------------------------------------
                                                                                        25,948,292
--------------------------------------------------------------------------------------------------

   ITALY--4.89%
EUR    8,000   Republic of Italy                        03/15/06         4.750          10,122,869
         700   Republic of Italy                        11/01/27         6.500           1,020,104
--------------------------------------------------------------------------------------------------
                                                                                        11,142,973
--------------------------------------------------------------------------------------------------

   MALAYSIA--1.25%
$      2,708   Petroliam Nasional Berhad, 144A          10/15/26         7.625           2,840,834
--------------------------------------------------------------------------------------------------

   MEXICO--4.66%
         900   Conproca S.A. de C.V.                    06/16/10        12.000           1,116,000
       1,000   PEMEX Finance Ltd.                       05/15/07         8.020           1,050,000
         900   PEMEX Finance Ltd.                       08/15/17        10.610           1,185,864
         166   United Mexican States                    01/15/14         5.875             159,360
         147   United Mexican States                    04/08/33         7.500             142,590
       6,385   United Mexican States                    08/15/31         8.300           6,688,288
         200   United Mexican States                    05/15/26        11.500             278,000
--------------------------------------------------------------------------------------------------
                                                                                        10,620,102
--------------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                MATURITY       INTEREST
   (000)                                                 DATES           RATES           VALUE
--------------------------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES--(CONTINUED)

   NETHERLANDS--1.84%
EUR    3,200   Government of Netherlands                02/15/07         5.750%     $    4,192,030
--------------------------------------------------------------------------------------------------

   PHILIPPINES--0.61%
$      1,415   Republic of Philippines                  01/15/19         9.875           1,383,162
--------------------------------------------------------------------------------------------------

   POLAND--1.88%
PLZ    6,000   Republic of Poland                       10/24/13         5.000           1,335,593
      11,930   Republic of Poland                       06/24/08         5.750           2,956,121
--------------------------------------------------------------------------------------------------
                                                                                         4,291,714
--------------------------------------------------------------------------------------------------

   ROMANIA--0.81%
EUR    1,300 Government of Romania                      05/08/12         8.500           1,841,658
--------------------------------------------------------------------------------------------------

   RUSSIA--7.50%
$      1,520   Gaz Capital S.A., 144A                   04/28/34         8.625           1,485,800
       6,626   Russian Federation, 144A                 03/31/30         5.000++         6,013,514
       5,440   Russian Federation                       03/31/10         8.250           5,875,200
       2,570   Russian Federation                       06/24/28        12.750           3,739,350
--------------------------------------------------------------------------------------------------
                                                                                        17,113,864
--------------------------------------------------------------------------------------------------

   SOUTH AFRICA--1.45%
       2,000   Republic of South Africa                 04/25/12         7.375           2,150,000
       1,000   Republic of South Africa                 05/19/09         9.125           1,162,500
--------------------------------------------------------------------------------------------------
                                                                                         3,312,500
--------------------------------------------------------------------------------------------------

   SPAIN--2.46%
EUR    4,455   Government of Spain                      07/30/05         4.950           5,601,625
--------------------------------------------------------------------------------------------------

   SUPRANATIONAL--2.40%
JPY  569,000   European Investment Bank                 09/20/06         3.000           5,480,664
--------------------------------------------------------------------------------------------------

   TURKEY--1.02%
$        760   Republic of Turkey                       01/15/14         9.500             756,200
       1,440   Republic of Turkey                       11/27/06        11.375           1,569,600
--------------------------------------------------------------------------------------------------
                                                                                         2,325,800
--------------------------------------------------------------------------------------------------

   UNITED KINGDOM--1.43%
GBP    1,800   United Kingdom Gilt                      03/07/12         5.000           3,263,169
--------------------------------------------------------------------------------------------------

  PRINCIPAL
    AMOUNT                                              MATURITY       INTEREST
    (000)                                                 DATES          RATES           VALUE
--------------------------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES--(CONTINUED)

   UNITED STATES--18.51%
      COMMUNICATIONS--0.47%
$      1,000   Citizens Communications Co.              05/15/06         8.500%     $    1,067,478
--------------------------------------------------------------------------------------------------

      ENERGY--0.48%
       1,000   Transocean Sedco Forex, Inc.             04/15/11         6.625           1,089,968
--------------------------------------------------------------------------------------------------

      FINANCE--12.26%
       1,000   Bear Stearns Commercial
                 Mortgage Securities, 00-WF2,
                 Class A2                               10/15/32         7.320           1,129,292
       2,000   C.S. First Boston USA, Inc.              01/15/09         3.875           1,945,786
       1,000   Commercial Mortgage Trust,
                 01-FL5A, Class F, 144A                 11/15/13         2.197+          1,000,162
       1,000   Commercial Mortgage Trust,
                 01-FL5A, Class E, 144A                 11/15/13         2.600+          1,000,614
       3,014   Conseco Finance Securitizations
                 Corp., 00-5, Class A4                  02/01/32         7.470           3,136,483
       1,374   Conseco Finance Securitizations
                 Corp., 00-1, Class A4                  05/01/31         7.620           1,401,599
       2,500   Conseco Finance Securitizations
                 Corp., 00-2, Class A4                  12/01/30         8.480           2,588,723
       1,416   DLJ Commercial Mortgage
                 Corp., 99-CG1, Class A1A               03/10/32         6.080           1,490,567
       1,028   Four Times Square Trust, 144A            04/15/15         7.690           1,140,614
       2,000   General Electric Capital Corp.           06/15/12         6.000           2,105,822
       1,000   General Motors Acceptance Corp.          09/15/11         6.875           1,018,799
       1,348   Merrill Lynch Mortgage
                 Investors, Inc., 96-C2, Class A3       11/21/28         6.960           1,431,891
       1,151   Morgan Stanley Capital I, 96-WF1,
                 Class A3, 144A                         11/15/28         7.702           1,198,338
       3,137   Morgan Stanley Capital I, 95-GAL1,
                 Class E, 144A                          08/15/27         8.250           3,302,510
       1,000   Morgan Stanley Dean Witter
                 Capital I, 00-LIF2, Class A2           10/15/33         7.200           1,124,210
         850   Nomura Asset Securities Corp.,
                 98-D6, Class A1A                       03/15/30         6.280             893,035
       1,000   Providian Gateway Master
                 Trust, 144A                            03/15/11         2.950+          1,000,600
       1,000   Washington Mutual, Inc.                  01/15/07         5.625           1,051,584
--------------------------------------------------------------------------------------------------
                                                                                        27,960,629
--------------------------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                               MATURITY       INTEREST
   (000)                                                  DATES          RATES           VALUE
--------------------------------------------------------------------------------------------------
LONG-TERM DEBT SECURITIES--(CONCLUDED)

   FOOD & BEVERAGES--0.89%
$      1,000   Kraft Foods, Inc.                        06/01/07         5.250%     $    1,039,141
       1,000   Miller Brewing Co., 144A (1)             08/15/13         5.500             999,196
--------------------------------------------------------------------------------------------------
                                                                                         2,038,337
--------------------------------------------------------------------------------------------------

   GOVERNMENT AGENCY--1.52%
       3,156   Fannie Mae                               11/01/33         4.588+          3,186,991
         262   Federal National Mortgage
                 Association                            11/01/32         7.500             280,117
--------------------------------------------------------------------------------------------------
                                                                                         3,467,108
--------------------------------------------------------------------------------------------------

   MEDIA--0.48%
       1,000   Time Warner Entertainment, Inc.          01/15/08         7.480           1,088,975
--------------------------------------------------------------------------------------------------

   TRANSPORTATION--0.47%
       1,000   Hertz Corp.                              08/15/07         7.625           1,069,879
--------------------------------------------------------------------------------------------------

   U.S. TREASURY SECURITIES--1.94%
       3,500   U.S. Treasury Bond                       05/15/30         6.250           3,896,893
         540   U.S. Treasury Note                       08/15/13         4.250             524,982
                                                                                         4,421,875
--------------------------------------------------------------------------------------------------
                                                                                        42,204,249
--------------------------------------------------------------------------------------------------

   VENEZUELA--1.20%
       3,140 Republic of Venezuela                      03/31/20         6.750           2,731,800
--------------------------------------------------------------------------------------------------
Total Long-Term Debt Securities (cost--$217,614,242)                                   222,993,917
--------------------------------------------------------------------------------------------------

 NUMBER OF
  RIGHTS
   (000)
--------------------------------------------------------------------------------------------------
RIGHTS--0.04%

   MEXICO--0.04%
       1,615   United Mexican States Value Recovery
                 Rights, Series B, Expiration Date
                 06/30/04 (1)                                                                8,075
       1,615   United Mexican States Value Recovery
                 Rights, Series C, Expiration Date
                 06/30/05 (1)                                                               32,300
       1,615   United Mexican States Value Recovery
                 Rights, Series D, Expiration Date
                 06/30/06 (1)                                                               32,300

 NUMBER OF
   RIGHTS                                                              INTEREST
   (000)                                                                 RATE            VALUE
--------------------------------------------------------------------------------------------------
RIGHTS--(CONCLUDED)

   MEXICO--(CONCLUDED)
       1,615   United Mexican States Value Recovery
                 Rights, Series E, Expiration Date
                 06/30/07 (1)                                                       $       26,648
--------------------------------------------------------------------------------------------------
                                                                                            99,323
--------------------------------------------------------------------------------------------------

   VENEZUELA--0.00%
          15   Venezuela Oil Indexed
                 Payment Obligations,
                 Expiration Date 04/15/20 (1)                                                   --
--------------------------------------------------------------------------------------------------
Total Rights (cost--$0)                                                                     99,323
--------------------------------------------------------------------------------------------------

 NUMBER OF
  SHARES
   (000)
--------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--1.35%*

   UNITED STATES--1.35%
       3,073   UBS Supplementary Trust
                 U.S. Cash Management
                 Prime Fund (cost--$3,073,003)                           1.100%#         3,073,003
Total Investments (cost--$220,687,245)--99.17%                                         226,166,243
Other assets in excess of liabilities--0.83%                                             1,890,498
--------------------------------------------------------------------------------------------------
Net Assets--100.00%                                                                 $  228,056,741
--------------------------------------------------------------------------------------------------

Note:  The Portfolio of Investments is listed by the issuer's country of origin.
* Security is issued by a fund that is advised by an affiliate of UBS Global Asset Management (US) Inc., the Strategic Global Income Fund, Inc.'s advisor.
+      Reflects rate at May 31, 2004 on variable coupon rate instruments.
++     Reflects rate at May 31, 2004 on step coupon rate instruments.
#      Interest rate shown reflects yield at May 31, 2004.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2004, the value of these securities amounted to $22,386,632 or 9.82% of net assets.
(1) Rights do not currently accrue income. Quarterly income, if any, will vary based on several factors including oil exports, prices and inflation.
C      Front-load interest reduction with capitalized interest bond.
AUD    Australian Dollar
CAD    Canadian Dollar
DCB    Debt Conversion Bond
DKK    Danish Krone
EUR    Euro
GBP    British Pound
JPY    Japanese Yen
PAR    Par Bond
PLZ    Poland Zloty

FUTURES CONTRACTS

NUMBER OF                                                          IN              EXPIRATION      UNREALIZED
CONTRACTS                       CONTRACTS TO RECEIVE          EXCHANGE FOR            DATE        APPRECIATION
--------------------------------------------------------------------------------------------------------------
 113                    U.S. Treasury Bond 30 Year Futures    $ 11,889,719       September 2004      $ 102,639
--------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                 UNREALIZED
                                    CONTRACTS TO                IN                 MATURITY     APPRECIATION/
                                       DELIVER             EXCHANGE FOR              DATES     (DEPRECIATION)
------------------------------------------------------------------------------------------------------------
Australian Dollar                    13,650,000          USD     9,921,930          6/17/04     $    193,985
British Pound                         5,480,000          USD     9,427,956          6/17/04         (602,252)
Canadian Dollar                      13,400,000          USD    10,104,057          6/17/04          296,241
Danish Krone                         72,500,000          USD    11,916,894          6/17/04           18,724
Euro                                 12,700,000          USD    15,835,110          6/17/04          332,213
Thai Baht                           205,881,860          USD     5,021,509          7/29/04          (55,059)
United States Dollar                  1,086,484          CAD     1,450,000          6/17/04          (25,191)
United States Dollar                    839,631          DKK     5,300,000          6/17/04           30,167
United States Dollar                 12,473,370          EUR    10,100,000          6/17/04         (144,295)
United States Dollar                  4,204,909          GBP     2,410,000          6/17/04          206,186
United States Dollar                 10,918,543          JPY 1,157,000,000          6/17/04         (410,680)
United States Dollar                  4,524,283          SGD     7,800,000          6/17/04           69,559
United States Dollar                  5,552,758          THB   205,881,860          7/29/04         (176,191)
------------------------------------------------------------------------------------------------------------
                                                                                                $   (266,593)
------------------------------------------------------------------------------------------------------------

Currency Type Abbreviations:
CAD - Canadian Dollar
DKK - Danish Krone
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
SGD - Singapore Dollar
THB - Thailand Baht
USD - United States Dollars

INVESTMENTS BY TYPE OF ISSUER

                                                    PERCENTAGE OF NET ASSETS
                                                 ------------------------------
                                                 LONG-TERM    OTHER INVESTMENTS
-------------------------------------------------------------------------------
Government and other public issuers                75.91%            --
Financial Services                                 15.64             --
Oil                                                 2.89             --
Industrial                                          1.49             --
Food & Beverages                                    0.90             --
Media                                               0.48             --
Telecommunications                                  0.47             --
Rights                                                --           0.04%
Mutual Fund                                           --           1.35
-------------------------------------------------------------------------------
                                                   97.78%          1.39%
-------------------------------------------------------------------------------

                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.

Statement of Assets and Liabilities -- May 31, 2004 (unaudited)

ASSETS:

Investments in securities of unaffiliated issuers, at value (cost--$217,614,242)   $  223,093,240
Investments in securities in a related entity, at value (cost--$3,073,003)              3,073,003
Cash                                                                                       14,400
Foreign currency, at value (cost--$55,260)                                                 55,330
Interest receivable                                                                     4,171,458
Unrealized appreciation on forward foreign currency contracts                           1,147,075
Cash collateral for futures contracts                                                     310,333
Other assets                                                                               22,580
-------------------------------------------------------------------------------------------------
Total assets                                                                          231,887,419
-------------------------------------------------------------------------------------------------

LIABILITIES:

Payable for investment purchased                                                        1,936,732
Unrealized depreciation on forward foreign currency contracts                           1,413,668
Payable to investment advisor and administrator                                           191,274
Variation margin payable                                                                   67,094
Accrued expenses and other liabilities                                                    221,910
-------------------------------------------------------------------------------------------------
Total liabilities                                                                       3,830,678
-------------------------------------------------------------------------------------------------

NET ASSETS:

Capital Stock--$0.001 par value; 100,000,000 shares authorized;
  18,258,828 shares issued and outstanding                                            209,447,866
Distributions in excess of net investment income                                       (7,071,447)
Accumulated net realized gain from investment transactions                             20,353,341
Net unrealized appreciation of investments, forward foreign currency contracts, futures, and other assets and liabilities denominated in
  foreign currencies                                                                    5,326,981
-------------------------------------------------------------------------------------------------
Net assets                                                                         $  228,056,741
-------------------------------------------------------------------------------------------------
Net asset value per share                                                          $        12.49
-------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

Statement of Operations

                                                                                      FOR THE
                                                                                     SIX MONTHS
                                                                                        ENDED
                                                                                    MAY 31, 2004
                                                                                     (UNAUDITED)
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Interest income net of foreign withholding taxes of $7,389 (includes
  $31,964 from a related entity)                                                   $    7,037,046
-------------------------------------------------------------------------------------------------

EXPENSES:

Investment advisory and administration fees                                             1,188,579
Custody and accounting fees                                                                95,087
Reports and notices to shareholders                                                        37,156
Professional fees                                                                          32,998
Directors' fees                                                                             9,720
Transfer agency fees                                                                        7,577
Other expenses                                                                             23,548
                                                                                        1,394,665
-------------------------------------------------------------------------------------------------
Net investment income                                                                   5,642,381
-------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:

NET REALIZED GAINS FROM:
  Investment transactions                                                               8,199,684
  Foreign currency transactions                                                        11,898,132
  Futures                                                                                 255,525
Net change in unrealized appreciation/depreciation of:
  Investments                                                                         (22,926,251)
  Futures                                                                                 102,639
  Other assets, liabilities and forward foreign currency contracts                        669,249
Net realized and unrealized losses from investment activities                          (1,801,022)
-------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $    3,841,359
-------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

Statement of Changes in Net Asset

                                                                 FOR THE
                                                               SIX MONTHS
                                                                  ENDED             FOR THE
                                                              MAY 31, 2004         YEAR ENDED
                                                               (UNAUDITED)      NOVEMBER 30, 2003
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:

Net investment income                                        $     5,642,381       $    9,714,959
Net realized gains from investment transactions                    8,199,684            6,689,013
Net realized gains from futures
  and foreign currency transactions                               12,153,657            3,825,112
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                    (22,926,251)          18,076,432
  Futures                                                            102,639                   --
  Other assets, liabilities and forward foreign
    currency contracts                                               669,249             (787,961)
-------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               3,841,359           37,517,555
-------------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:

Net investment income                                            (11,886,497)(1)      (14,140,229)
Net realized gains                                                        --           (6,096,034)
Return of capital                                                         --           (3,107,648)
Total dividends and distributions to shareholders                (11,886,497)         (23,343,911)
Net increase (decrease) in net assets                             (8,045,138)          14,173,644
-------------------------------------------------------------------------------------------------

NET ASSETS:

Beginning of period                                              236,101,879          221,928,235
-------------------------------------------------------------------------------------------------
End of period                                                $   228,056,741       $  236,101,879
-------------------------------------------------------------------------------------------------

(1) The actual sources of the Fund's fiscal year 2004 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund's fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2004 fiscal year.

                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.

Notes to Financial Statements

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Strategic Global Income Fund, Inc. (the "Fund") was incorporated in Maryland on November 15, 1991 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund's primary objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc. ("UBS Global AM"), the investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "Board"). All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of such valuation as described below.

Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars using the WM/Reuters closing spot rates as of 4:00 pm London time. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities and other assets and liabilities--at the exchange rates prevailing at the end of the Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund's portfolio are presented at the foreign exchange rates at the end of the Fund's fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to U.S. federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with U.S. federal income tax regulations.

FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts to enhance income.

The Fund has no specific limitation on the percentage of assets which may be committed to such forward contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the forward contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on forward contracts which have been sold or matured.

FUTURES CONTRACTS--The Fund may use financial futures contracts for hedging purposes and to adjust exposure to U.S. and foreign fixed income markets in connection with a reallocation of the Fund's assets or to manage the average duration of the Fund. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, the Fund is required to pledge to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with U.S. federal income tax regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the

United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISOR AND ADMINISTRATOR AND OTHER TRANSACTIONS WITH RELATED ENTITY

The Board has approved an Investment Advisory and Administration Contract ("Advisory Contract") with UBS Global AM, under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund's average weekly net assets.

The Fund invests in shares of the UBS Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is a business trust managed by UBS Global Asset Management (Americas) Inc., an affiliate of UBS Global AM.

The Fund pays no management fees to Supplementary Trust. Distributions from the Supplementary Trust are reflected as interest income on the statement of operations.

Amounts relating to those investments at May 31, 2004 and for the period ended are summarized as follows:

                                             SALES       INTEREST                     % OF
FUND                        PURCHASES      PROCEEDS       INCOME        VALUE      NET ASSETS
---------------------------------------------------------------------------------------------
UBS Supplementary
Trust U.S. Cash
Management Prime Fund     $ 53,323,315   $ 50,250,312    $ 31,964    $ 3,073,003      1.35%
---------------------------------------------------------------------------------------------

CAPITAL STOCK

There are 100,000,000 shares of $0.001 par value common stock authorized and 18,258,828 shares outstanding at May 31, 2004. For the six months ended May 31, 2004 and for the year ended November 30, 2003, the Fund did not repurchase any shares of common stock.

For the period September 17, 1998 (commencement of repurchase program) through November 30, 2001, the Fund repurchased 3,148,300 shares of common stock at an average market price per share of $10.74 and a weighted average discount from net asset value of 12.54%. As of May 31, 2004, paid-in-capital has been reduced by the cost of $34,013,476 of capital stock repurchased.

FEDERAL TAX STATUS

For federal income tax purposes, the cost of securities owned at May 31, 2004 was substantially the same as the cost of securities for financial statement purposes. At May 31, 2004 the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost)               $   11,901,333
Gross depreciation (investments having an excess of cost over value)                   (6,422,335)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                         $    5,478,998
-------------------------------------------------------------------------------------------------

For the six months ended May 31, 2004, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $254,073,607 and $233,663,643, respectively.

The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended November 30, 2003, were as follows:

DISTRIBUTIONS PAID FROM:                                                                     2003
-------------------------------------------------------------------------------------------------
Ordinary income                                                                    $   16,347,710
Net realized gains                                                                      3,888,553
Return of capital                                                                       3,107,648
-------------------------------------------------------------------------------------------------
                                                                                   $   23,343,911
-------------------------------------------------------------------------------------------------

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund's fiscal year ending November 30, 2004.

STRATEGIC GLOBAL INCOME FUND, INC.

Financial Highlights

Selected data for a share of common stock outstanding thoughout each period is presented below:

                                       FOR THE
                                      SIX MONTHS
                                         ENDED                              FOR THE YEARS ENDED NOVEMBER 30,
                                     MAY 31, 2004       ----------------------------------------------------------------------
                                      (UNAUDITED)          2003           2002+          2001           2000           1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                $      12.93       $    12.15     $    11.99     $    11.92     $    12.56     $    13.55
Net investment income                        0.31             0.53           0.52           0.72           0.85@          0.81@
Net realized and unrealized
  gains (losses) from
  investments, futures and
  foreign currency transactions             (0.10)            1.53           0.83           0.55          (0.41)@        (0.89)@
Net increase (decrease) from
  investment operations                      0.21             2.06           1.35           1.27           0.44          (0.08)
Dividends from net
  investment income                         (0.65)(2)        (0.78)         (0.57)         (0.55)         (0.29)         (0.48)
Distributions from net
  realized gains from
  investment transactions                      --            (0.33)         (0.22)            --             --             --
Distributions from
  paid-in-capital                              --            (0.17)         (0.40)         (0.66)         (0.84)         (0.56)
Distributions in excess of
  net investment income                        --               --             --             --          (0.08)            --
------------------------------------------------------------------------------------------------------------------------------
Total dividends and
  distributions to
  shareholders                              (0.65)           (1.28)         (1.19)         (1.21)         (1.21)         (1.04)
------------------------------------------------------------------------------------------------------------------------------
Net increase in net asset
  value resulting from
  repurchase of common stock                   --               --             --           0.01           0.13           0.13
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD                      $      12.49       $    12.93     $    12.15     $    11.99     $    11.92     $    12.56
------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD          $      12.55       $    14.44     $    12.84     $    11.40     $    10.13     $    10.00
TOTAL INVESTMENT RETURN(1)                  (9.01)%          23.18%         24.39%         25.34%         13.75%         (6.41)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end
  of period (000's)                  $    228,057       $  236,102     $  221,928     $  218,962     $  219,674     $  247,915
Expenses to average
  net assets                                 1.17%*           1.19%          1.18%          1.19%          1.19%          1.17%
Net investment income
  to average net assets                      4.73%*           4.15%          4.37%          5.94%          6.89%          6.21%
Portfolio turnover                            105%              49%            51%            29%            53%            58%

 @  Calculated using average monthly shares outstanding for the year.
(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions. Total investment return for the period of less than one year has not been annualized.
(2) The actual sources of the Fund's fiscal year 2004 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund's fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2004 fiscal year.
+ As required, effective as of December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premiums on debt securities for financial statement reporting purposes only. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $0.06, increase net realized and unrealized gains from investment and foreign currency activities per share by $0.06, and decrease the ratio of net investment income to average net assets from 4.82% to 4.37%. Per share ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
*   Annualized.

STRATEGIC GLOBAL INCOME FUND, INC.

General Information (unaudited)

THE FUND

Strategic Global Income Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. The Fund's investment advisor and administrator is UBS Global Asset Management (US) Inc. ("UBS Global AM"), an indirect wholly owned asset management subsidiary of UBS AG, which had over $55.9 billion in assets under management as of March 31, 2004.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "SGL." Comparative net asset value and market price information about the Fund is published weekly in THE WALL STREET JOURNAL, THE NEW YORK TIMES and BARRON'S, as well as in numerous other publications.

An annual meeting of shareholders of the Fund was held on March 18, 2004. At the meeting, Margo N. Alexander, Richard Q. Armstrong, David J. Beaubien, Richard R. Burt, Meyer Feldberg, Carl W. Schafer, Brian M. Storms and William D. White were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified or until they resign or are otherwise removed. The shares were voted as indicated below:

                                                          SHARES FOR AS A       SHARES
TO VOTE FOR OR WITHHOLD                   SHARES FOR        % OF TOTAL         WITHHOLD
AUTHORITY IN THE ELECTION OF:                VOTED         SHARES VOTED       AUTHORITY
-----------------------------------------------------------------------------------------
Margo N. Alexander                      16,586,543.7055        98.98         171,469.1563
-----------------------------------------------------------------------------------------
Richard Q. Armstrong                    16,582,273.4340        98.95         175,739.4278
-----------------------------------------------------------------------------------------
David J. Beaubien                       16,583,870.4340        98.96         174,142.4278
-----------------------------------------------------------------------------------------
Richard R. Burt                         16,561,895.7055        98.83         196,117.1563
-----------------------------------------------------------------------------------------
Meyer Feldberg                          16,571,165.4340        98.89         186,847.4278
-----------------------------------------------------------------------------------------
Carl W. Schafer                         16,563,875.4340        98.84         194,137.4278
-----------------------------------------------------------------------------------------
Brian M. Storms                         16,594,721.7055        99.03         163,291.1563
-----------------------------------------------------------------------------------------
William D. White                        16,582,192.7055        98.95         175,820.1563
-----------------------------------------------------------------------------------------

Mr. Storms has since resigned from the Fund's Board.

To the best of the Fund's knowledge, there were no "broker non-votes." ( Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by contacting the Fund directly at 1-800-647-1568, online on the Fund's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

DIVIDEND REINVESTMENT PLAN

The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund's market price exceeds its net asset value; a portion of a dividend may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan may also be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

DISTRIBUTION POLICY

The Fund's Board adopted a managed distribution policy in May 1998, which was revised effective January 2000. Pursuant to the policy as currently in effect, the Fund makes regularly monthly distributions at an annualized rate equal to 10% of the Fund's net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). Prior to January 2000, the Fund's managed distribution was 8% of the Fund's net asset value as determined as of last trading day during the first week of the month. Prior to May 31, 1998, the Fund's distributions varied based on the Fund's net investment income and realized capital gains or losses. The Board may terminate the managed distribution policy at any time, after taking into account relevant factors, including the expected tax treatment of distributions; any such termination may have an adverse effect on the market price for the Fund's shares.

To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would distribute the excess near the end of the fiscal year. If the aggregate amount distributed by the Fund (based on a fixed percentage of its net asset value) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. From time to time, the Fund may project that a portion of a monthly distribution may consist of a return of capital based on information available at that time. Such an estimate is subject to change based on the Fund's investment experience during the remainder of its fiscal year. The actual sources of the Fund's distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund's fiscal year based on tax regulations. The actual amounts attributable to each of the sources will be reported to each shareholder in January of a year on Form 1099-Div.

Monthly distributions based on a fixed percentage of the Fund's net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Board will annually reassess the annualized percentage of net assets at which the Fund's monthly distributions will be made.

DIRECTORS

Richard Q. Armstrong
INTERIM CHAIRMAN

Margo N. Alexander

David J. Beaubien

Richard R. Burt

Meyer Feldberg

Carl W. Schafer

William D. White


PRINCIPAL OFFICERS

Joseph A. Varnas
PRESIDENT

Mark F. Kemper
VICE PRESIDENT AND SECRETARY

Thomas G. Disbrow
VICE PRESIDENT AND TREASURER

W. Douglas Beck
VICE PRESIDENT


INVESTMENT ADVISOR AND ADMINISTRATOR

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114


NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

(C)2004 UBS GLOBAL ASSET MANAGEMENT (US) INC. ALL RIGHTS RESERVED.

[UBS LOGO]                                                           Presorted
                                                                     Standard
UBS GLOBAL ASSET MANAGEMENT (US) INC.                              U.S. Postage
51 West 52nd Street                                                    PAID
New York, New York 10019                                           Smithtown, NY
                                                                    Permit 700

ITEM 2.  CODE OF ETHICS.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 6.  SCHEDULE OF INVESTMENTS

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Meyer Feldberg, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

     (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

     (a) (1) Code of Ethics - Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

     (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

     (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:    /s/ Joseph A. Varnas
       --------------------
       Joseph A. Varnas
       President

Date:  August 9, 2004
       --------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Joseph A. Varnas
       --------------------
       Joseph A. Varnas
       President

Date:  August 9, 2004
       --------------

By:    /s/ Thomas Disbrow
       ------------------
       Thomas Disbrow
       Treasurer

Date:  August 9, 2004
       --------------